Exhibit 99.4

Script of Senior Management Call held on April 13, 2005

Intro:

Thank you for dialing in on such short notice. Mike LaVelle is on the call with me.

•                  We want to personally share some exciting news with you, the leaders of Analysts International.

•                  A press release has just been sent announcing the merger of equals, the Jets and the Vikings.

•                  At the beginning of the year, I outlined as one of my priorities to develop and execute an aggressive growth strategy, and to position Analysts International for the future. We believe this is the first step.

•                  Let me highlight a few of the key elements of the deal. I’m restricted by various SEC and government regulations from disclosing much more than what’s in the press release. However, an S4 will be filed containing the details of the agreement, and you’ll be able to read all about it.

“The Deal”:

Business Drivers

•                  Size matters

•                  Clients

•                  Finance – Operating Leverage, Capital Markets (lack of coverage, liquidity, greater population of investors, etc.)

•                  Tremendous amount of cost savings associated with being a public company

•                  Revenue synergies

•                  Little client overlap

•                  Complimentary products – Chimes, Fed Practice, Near and off-shore outsourcing and development centers in Canada and India

•                  Multiple Expansion

Terms

•                  10 member board – 5 from each company\

•                  Mike Lavelle and their non-executive chairmen will serve as co-chairmen

•                  Bill Murphy, the Horizons CEO will serve as the CEO of the new company and I will serve as president

•                  Horizons will be the surviving entity for accounting and legal purposes primarily to protect a $50 million Net Operating Loss Carryforward

•                  The official corporate headquarters will be based in Minneapolis

Quiet Period:

•                  During this time we will be doing all the required regulatory filings.

•                  Integration planning will go into full swing.

•                  Working on branding and preparing to go to market as soon as the transaction closes.

What’s next?

•                  Here’s what will be happening over the next couple of days. As you can see, we’ll need a lot of help and support from you as we go through the process of finalizing the merger.

•                  Shortly, an e-mail containing the press release will go out to all employees inviting them to participate in a conference call tomorrow at 12:00 p.m. EDT. There is also an investor call at 10 a.m. EDT. Please attend both calls.

•                  We would like each location to hold an employee meeting and conference call. We want to make sure that every Analysts International employee is informed. There is a list for those responsible for scheduling and coordinating the meetings, which you will receive in an e-mail later today.

•                  At 1:00 p.m. EDT tomorrow there will be another call for all of you to review the communications guidelines which will be forwarded via e-mail as well.

•                  If you have any questions, contact Penny.

Now I’d like to turn it over to Mike.

Thank you for making Analysts International a strong company based on excellence, integrity and innovation.

Today’s announcement marks the beginning of a new era as we join with one of the leading innovators in our industry to form a new company poised to become the leader in the IT professional services industry.

(Add anything more you want to say)

Thank you for getting us here; let’s keep pushing to industry leadership.

Back to Jeff

We’ll be communicating with regularly over the next few weeks.  We anticipate closing by or early in Q3… right now we need you focused on keeping our current business going and making Q2 a success.

That’s it for now – thanks again for all of your efforts – an exciting and busy time is ahead – we’ve got a great team!

Cautionary Statement

This script contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Some of the forward-looking statements contained in this script include statements about the proposed Computer Horizons and Analysts International merger.  These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  For example, if either of the companies does not receive required shareholder or governmental approvals or fails to satisfy other conditions to closing, the transaction will not be consummated.  In any forward-looking statement in which Analysts International or Computer Horizons expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the risk that the Analysts and Computer Horizons’ businesses will not be integrated successfully to yield the anticipated cost savings and financial results; (ii)  costs related to the proposed merger may be higher due to delays in obtaining regulatory approval; (iii) failure of the Analysts and Computer Horizons shareholders to approve the proposed merger; and (iii) other economic, business, competitive and/or regulatory factors affecting Analysts and Computer Horizons’ businesses generally, including those set forth in Analysts and Computer Horizons’ filings with the SEC, including their Annual Reports on Form 10-K for their respective most recent fiscal years, especially in the Management’s Discussion and Analysis section, their most recent Quarterly Reports on Form 10-Q and their Current Reports on Form 8-K.  All forward-looking statements included in this press release are based on information available to Analysts and Computer Horizons on the date hereof.  Analysts and Computer Horizons undertake no obligation (and expressly disclaim any such obligation) to update forward-looking statements made in this press release to reflect events or circumstances after the date of this transcript or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Additional Information and Where to Find It

Analysts International Corporation and Computer Horizons Corp. intend to file a joint proxy statement/prospectus in connection with the merger transaction with the Securities and Exchange Commission.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER WHEN IT BECOME AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION.  Investors and security holders may obtain a free coy of the joint proxy statement/prospectus (when it is available) and other documents filed by Analysts International Corporation and Computer Horizons Corp. with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec/gov.  Free copies of the joint proxy statement/prospectus, once available, and other documents may also be obtained for free from Analysts International Corporation and Computer Horizons Corp.’s investor relations at pquist@analysts.com and dreingol@computerhorizons.com, respectively.

Participants in the Solicitation

Analysts International Corporation and Computer Horizons Corp, and their respective directors, officers and other employees may be deemed to be participants in the solicitation of proxies from the shareholders of Analysts International Corporation and Computer Horizons Corp. with respect to the transactions contemplated by the merger agreement.  Information regarding Analysts International’s officers and directors is included in Analysts International Corporation’s Proxy Statement for its 2004 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 16, 2004.  Information regarding Computer Horizons’ officers and directors is included in Computer Horizons Corp.’s Proxy Statement for its 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on April 12, 2005.  These documents are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from Analysts International Corporation investor relations at pquist@Analysts.com and Computer Horizons Corp.’s investor relations at dreingol@computerhorizons.com.